Dear Shareholders,


We are pleased to enclose the annual report on the operations of the Montana Tax-Free Fund, Inc. for the year ended December 31st, 1997. The Fund's portfolio and related financial statements are presented within for your review.

Will Rogers once said, "All I know is what I read in the paper." Well, if you are reading today's financial reports all you get is confused. Inflation or deflation? Higher rates or lower rates? Read a paper, watch television or get on a mailing list and you will find diverse opinions of economic forecasting are quite often contradictory.

As we enter the new year, the U.S. economy is enjoying nearly seven years of uninterrupted growth, the unemployment rate is the lowest since 1973, the stock market is at record highs, interest rates are low and inflation is the most docile in a generation. Yet, despite these events the financial markets are volatile.

Recent events in foreign equity markets and their impact on the U.S. stock market causes us to pause and question whether the recent drop in interest rates are sustainable at these levels, or will rates back up to higher levels experienced earlier this year. Our sense is that yields on municipal bonds will stay at their lower levels during the first half of 1998 when the bulk of the Asian events slow down the U.S. economy, then edge higher in the latter part of the year once the Asian drag subsides.

In spite of all this, tax-exempt yields on tax-free municipal bonds are relatively cheap (a good value) when compared to U.S. Treasury bonds. Long-term municipals historically offer 75% to 80% of the return available from a 30 year treasury bond. As of this writing that ratio is about 85%.

The Montana Tax-Free Fund, Inc. began the year at $10.07 and then closed at $10.16. During part of the period the Fund utilized a partial hedge. Futures contracts in U.S. Treasury bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion.
For the rest of the year as interest rates retreated share price increases were tempered. The overall effect to the Fund for the year was a greater degree of share price stability.

The Fund throughout the year has invested in high-grade Montana tax-exempt bonds. Diversification remains an important strategy for the Fund. Among our purchases in the primary and secondary markets throughout the year were bonds issued by housing authorities, hospitals, utilities, and transportation authorities.

Reasonable income exempt from federal and Montana income taxes with preservation of capital remain the chief objectives of the Fund.

We invite your personal calls and visits.


Sincerely,



Monte L. Avery                              Robert E. Walstad
Chief Portfolio Strategist                  President

TERMS & DEFINITIONS
-------------------

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bonds credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
     It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA     44.9%
AA      18.6%
A       10.5%
BBB     16.9%
NR       9.1%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
I-Industrial           32.7%
H-Housing              20.4%
HC-Health Care         20.0%
S-School                8.3%
O-Other                 8.2%
T-Transportation        4.6%
WS-Water/Sewer          3.2%
GO-General Obligation   1.6%
U-Utilities             1.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
             Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Bros. Municipal Bond Index

             Montana Tax-Free Fund  Montana Tax-Free Fund    Lehman Bros
             w/o CDSC               w/ max applicable CDSC   Municipal Bond
                                                             Index
             --------------------------------------------------------------
8/12/1993    $10,000                 $10,000                  $10,000
1993         $10,268                 $9,868                   $10,363
1994         $10,093                 $9,718                   $9,828
1995         $11,390                 $11,090                  $11,544
1996         $12,019                 $11,819                  $12,055
1997         $12,736                 $12,636                  $13,164

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)      $10.07
12-31-97 NAV                   $10.16
Average Maturity                23.3 years
Number of Issues                62
Total Net Assets               $47,749,103

AVERAGE ANNUAL RETURNS
----------------------

       For periods ending December 31, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
5.96%*              NA                 5.66%*
---------------------------------------------------

*The 1 year and Since Inception returns do not include the effect of the 4% and 1% respective Contingent Deferred Sales Charges. It would have been 1.96% and 5.47% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value                          Rating       Coupon                   Principal        Market
of each investment category to total net assets(Unaudited)    Moody's/S&P     Rate     Maturity        Amount          Value
---------------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS ( 97.8%)

Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev.        A/A+       6.375%    10/01/16    $   1,500,000    $   1,626,840
Billings, MT  Multifamily Hsg. Devl. Ref. Rev. GNMA             Aaa/NR       5.550     12/01/32        2,000,000        2,021,560
Billings, MT Tax Increment Urban Renewal Ref.                   Baa/NR       7.100     03/01/08          650,000          708,324
Flathead Municipal Airport Auth. (Glacier Park)                  NR/NR       6.300     06/01/17        2,190,000        2,278,892
Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC          Aaa/AAA      7.050     08/01/21          750,000          839,497
Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC          Aaa/AAA      6.800     03/01/22          565,000          636,246
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA           Aaa/AAA      5.875     04/01/20          540,000          576,650
Forsyth, MT (MT Power) Pollution Control Rev. Ref.             Baa1/BBB+     6.125     05/01/23        1,220,000        1,321,492
Forsyth, MT (MT Power) Pollution Control Rev. Ref. AMBAC        Aaa/AAA      6.125     05/01/23        4,250,000        4,677,805
Forsyth, MT (MT Power) Pollution Control Rev. Ref.             Baa1/BBB+     5.900     12/01/23          300,000          317,913
Forsyth, MT (MT Power) Pollution Control Rev. Ref. AMBAC        Aaa/AAA      5.900     12/01/23          225,000          242,363
Forsyth, MT (MT Power) Pollution Control Rev. MBIA              Aaa/AAA      5.900     12/01/23          600,000          646,302
Forsyth, MT (MT Power) Pollution Control Rev. MBIA              Aaa/AAA      6.125     05/01/23        1,410,000        1,551,931
*Great Falls, MT Water & Sewerage Rev. FGIC                     Aaa/AAA      6.400     08/01/12          300,000          329,862
Hamilton, MT (Valley View Estates) Nursing Home Rev.             NR/NR       7.250     05/01/26          250,000          272,857
Lewis & Clark MT Environmental Rev. Asarco Proj.                Baa/BBB      5.600     01/01/27        2,000,000        2,052,180
Lewis & Clark Cty., MT (Asarco Inc.) Pollution Control Rev.     Baa/BBB      6.750     12/01/06          230,000          240,858
Lewis & Clark Cty., MT Solid Waste Facs. Rev.                     A/NR       6.100     10/01/14          250,000          274,598
Lewistown, MT Water Syst. Rev.                                   NR/NR       5.700     07/01/15          435,000          468,908
Lewistown, MT Water Syst. Rev.                                   NR/NR       5.700     07/01/16          460,000          495,374
MT Board of Hsg., Single Family Program                          Aa/A+       6.250     12/01/17        2,505,000        2,598,036
MT Board of Hsg., Single Family Program                          Aa/AA+      6.350     06/01/27        1,260,000        1,301,832
MT Board of Hsg., Single Family Program                          Aa/AA+      6.550     12/01/25           80,000           82,900
MT Board of Hsg., Single Family Program                          Aa/AA+      6.400     12/01/35          490,000          507,140
MT Board of Hsg., Single Family Program                          Aa/AA+      6.400     12/01/27          305,000          314,107
MT Board of Hsg., Multifamily Mrtge. FHA                         Aa/NR       6.150     08/01/26          450,000          458,015
MT Board of Hsg., Single Family Mrtge.                           Aa/AA       6.150     06/01/30        1,245,000        1,269,663
MT Board of Hsg., Single Family Program                          Aa/AA       6.500     12/01/32          150,000          157,274
MT Board of Hsg., Single Family Program                          Aa/AA+      6.100     12/01/24          655,000          660,646
MT Board of Hsg., Single Family Program                          Aa/AA+      6.300     06/01/08          210,000          220,120
MT Board of Hsg., Single Family Program                          Aa/AA+      6.750     12/01/14          200,000          213,708
MT Board of Hsg., Single Family Program                          Aa/AA+      6.900     06/01/25           85,000           89,560
MT Board of Hsg., Single Family Program                          Aa/AA+      6.700     12/01/26          320,000          338,640
MT (Broadwater Power) Coal Severance Tax Ref.                    A1/AA-      6.875     12/01/17          445,000          492,668
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                  NR/NR       6.300     08/15/26          500,000          527,540
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                  NR/NR       7.000     08/15/26          195,000          211,645
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                   A/NR       6.300     06/01/14          500,000          550,875
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                   A/NR       6.400     06/01/19          930,000        1,030,803
MT Hlth. Facs. Auth. (Master Loan Program) Rev.                   A/NR       6.400     10/01/14          450,000          501,552
MT Hlth. Facs. Auth. (Northern MT Care Ctr.-Havre) Rev.           A/NR       6.350     09/01/15        1,000,000        1,060,930
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev.        NR/BBB-     6.375     06/01/18        1,330,000        1,401,926
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC     Aaa/AAA      5.000     06/01/18          840,000          825,754
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC     Aaa/AAA      5.000     06/01/22          825,000          804,128
MT Hgr. Educ. Student Assistance Corp. Rev.                       A/NR       6.500     12/01/12          250,000          271,033
MT Hgr. Educ. Student Assistance Corp. Rev.                       A/NR       6.500     12/01/14          500,000          548,340
MT State Univ. Rev. MBIA                                        Aaa/AAA      5.250     11/15/13        1,165,000        1,209,468
MT State Univ. Rev. MBIA                                        Aaa/AAA      5.625     11/15/25        1,000,000        1,072,550
MT State Univ. Rev. MBIA                                        Aaa/AAA      5.375     11/15/21        1,000,000        1,032,650
MT State Hlth. Facs. Auth. (St. Patrick's) Rev. AMBAC           Aaa/AAA      6.625     09/01/12          195,000          214,315
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.               NR/A+       5.750     06/01/08          100,000          107,337
MT Hlth. Facs. Auth. (Billings Clinic Deaconess) Rev. AMBA      Aaa/AAA      5.250     02/15/20        1,700,000        1,718,955
MT Board of Invmts. (Workers Compensation) MBIA                 Aaa/AAA      6.875     06/01/11          200,000          220,102
MT Board of Invmts. (Workers Compensation) Ref.                 Aaa/AAA      6.875     06/01/20          145,000          161,294
MT Board of Invmts. (Workers Compensation) Ref. Escrowed        Aaa/AAA      6.875     06/01/20           85,000           94,958
MT Board of Invmts. (Workers Compensation) Ref. Escrowed        Aaa/AAA      6.875     06/01/20          270,000          301,631
MT Hlth. Facs. Auth. Prerelease Ctr. Rev.                        NR/BBB+     5.600     10/01/17          750,000          762,780
Phillips Cty., MT E. School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA      5.600     07/01/15          145,000          152,549
Phillips Cty., MT E. School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA      5.600     07/01/16          155,000          162,779
Phillips Cty., MT E. School  Dist. #14 School Bldg. G.O. MBIA   Aaa/AAA      5.600     07/01/17          165,000          173,545
Phillips Cty., MT School  Dist. #A School Bldg. G.O. MBIA       Aaa/AAA      5.600     07/01/15          290,000          305,097
*Richland Cty., MT (MDU) Pollution Control Rev.  FGIC           Aaa/AAA      6.650     06/01/22          600,000          672,960
Silver Bow (Butte-Silver Bow)  Water Syst. Rev. FGIC            Aaa/AAA      6.500     11/01/14          275,000          304,626
                                                                                                                      -----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $44,460,198)                                                                     $46,686,883
                                                                                                                      -----------
SHORT-TERM SECURITIES (5.7%)
Federated Tax-Free Trust #15                                                                                          $   356,773
Federated Intermediate Municipal Trust #78                                                                              2,379,907
                                                                                                                      -----------
TOTAL SHORT-TERM SECURITIES (COST:  $2,735,533)                                                                       $ 2,736,680
                                                                                                                      -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $47,195,731)                                                                   $49,423,563
OTHER ASSETS LESS LIABILITIES                                                                                          (1,674,460)
                                                                                                                      -----------
NET ASSETS                                                                                                            $47,749,103
                                                                                                                      ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Assets and Liabilities December 31,  1997
------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $47,195,731)               $     49,423,563
     Accrued dividends receivable                                                     6,354
     Accrued interest receivable                                                    477,403
     Receivable for fund shares sold                                                 33,000
     Variation margin on futures                                                    115,625
                                                                           ----------------
        Total Assets                                                       $     50,055,945
                                                                           ----------------

LIABILITIES
     Bank overdraft                                                        $          4,312
     Dividends payable                                                              199,155
     Accrued expenses                                                                52,142
     Security purchases payable                                                   2,051,233
                                                                           ----------------
        Total Liabilities                                                  $      2,306,842
                                                                           ----------------

NET ASSETS                                                                 $     47,749,103
                                                                           ================

Net assets are represented by:
     Capital stock outstanding, at par                                     $         4,699
     Additional paid-in capital                                                 46,591,268
     Accumulated undistributed net realized gain(loss) on investments           (1,074,696)
     Unrealized appreciation on investments                                      2,227,832
                                                                           ---------------
          Total amount representing net assets applicable to
           4,699,453 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                    $     47,749,103
                                                                           ================

Net asset value per share                                                       $     10.16
                                                                           ================

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME
    Interest                                                               $      2,263,098
    Dividends                                                                        67,825
                                                                           ----------------
         Total Investment Income                                           $      2,330,923
                                                                           ----------------
EXPENSES
    Investment advisory fees                                               $        246,178
    Distribution (12b-1 fees)                                                       157,457
    Custodian fees                                                                    4,886
    Transfer agent fees                                                              53,430
    Accounting service fees                                                          44,539
    Audit and legal fees                                                              5,173
    Insurance                                                                         2,928
    Directors fees                                                                    3,608
    Printing and postage                                                             13,644
    License, fees, and registrations                                                  8,160
                                                                           ----------------
        Total expenses                                                     $        540,003
    Less expenses waived or absorbed
     by the Fund's manager                                                           60,969
                                                                           ----------------
        Total Net Expenses                                                 $        479,034
                                                                           ----------------
NET INVESTMENT INCOME                                                      $      1,851,889
                                                                           ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                               $        101,861
     Futures transactions                                                        (1,084,593)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                  1,499,963
     Futures                                                                         40,068
                                                                           ----------------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                        $        557,299
                                                                           ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $      2,409,188
                                                                           ================

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997
Statement of Changes in Net Assets
For the years ended December 31, 1997 and 1996
----------------------------------------------

                                                                                   For the Year            For the Year
                                                                                      Ended                   Ended
                                                                                 December 31,1997        December 31, 1996
                                                                                 -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                        $     1,851,889         $     1,404,545
    Net realized gain (loss) on investment and futures transactions                     (982,732)                659,566
    Net unrealized appreciation (depreciation) on investments and futures              1,540,031                (440,184)
                                                                                 -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations         $     2,409,188         $     1,623,927
                                                                                 -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                         $     1,851,889)        $    (1,404,545)
    Distributions in excess of net investment income                                    (157,457)                (88,756)
    Distributions from net realized gain on investment and futures transactions                0                       0
                                                                                 -----------------------------------------
         Total Dividends and Distributions                                       $    (2,009,346)        $    (1,493,301)
                                                                                 -----------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $     13,656,561        $    10,721,943
    Proceeds from reinvested dividends                                                  1,323,734                948,882
    Cost of shares redeemed                                                            (2,434,008)            (1,053,866)
                                                                                 -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions                                                   $     12,546,287        $    10,616,959
                                                                                 -----------------------------------------
TOTAL INCREASE IN NET ASSETS                                                     $     12,946,129        $    10,747,585

NET ASSETS, BEGINNING OF PERIOD                                                        34,802,974             24,055,389
                                                                                 -----------------------------------------
NET ASSETS, END OF PERIOD                                                        $     47,749,103        $    34,802,974
                                                                                 =========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1997

Note 1.      ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993 and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December
31, 1997, a net capital loss carryforward totaling $1,074,696, which may be used to offset capital gains realized during subsequent years through December 31, 2005.


Distributions to shareholders -Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.      CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were 200,000,000 shares of $.001 par authorized; 4,699,453 and 3,456,719 were outstanding at December 31, 1997 and 1996, respectively.

Transactions in capital shares were as follows:

                                                      Shares
                                      ----------------------------------------
                                        For The Year          For the Year
                                           Ended                 Ended
                                      December 31, 1997     December 31, 1996
                                      ----------------------------------------
Shares sold                              1,353,198              1,071,978
Shares issued on reinvestment
 of dividends                              131,160                 94,940
Shares redeemed                           (241,624)              (105,905)
                                      ----------------------------------------
Net increase                             1,242,734              1,061,013
                                      ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $246,178 of investment advisory fees for the year ended December 31, 1997. The Fund has a payable to ND Money Management, Inc. of $25,112 at December 31, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $157,458 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1997. The Fund has a payable to Capital of $16,741 at December 31, 1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by Capital totaled $20,925 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $53,430 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $44,539 of accounting service fees for the year ended December 31, 1997.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $15,515,364, and $3,118,783, respectively, for the year ended December 31,1997.

Note 6.     INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $47,195,731, and the net unrealized appreciation of investments based on the cost was $2,227,832, which is comprised of $2,234,858 aggregate gross unrealized appreciation and $7,026 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                                                 For the Period
                                                                                                                 Since Inception
                                       For The Year       For The Year       For The Year      For The Year     (August 12, 1993)
                                          Ended              Ended              Ended             Ended              through
                                       December 31,       December 31,       December 31,      December 31,        December 31,
                                          1997               1996               1995              1994                1993
                                     --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  10.07           $  10.04           $  9.39           $  10.07           $  10.00
                                     --------------------------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income               $    .46           $    .48           $   .51           $    .50           $    .19
     Net realized and unrealized
      gain (loss) on investment
      and futures transactions                .13                .06               .67               (.66)               .09
                                     --------------------------------------------------------------------------------------------
         Total From Investment
          Operations                     $    .59           $    .54           $  1.18           $   (.16)          $    .28
                                     --------------------------------------------------------------------------------------------
Less Distributions
     Dividends from net investment
      income                             $   (.46)          $   (.48)          $  (.51)          $   (.50)          $   (.19)
     Distributions in excess of net
      investment income                      (.04)              (.03)             (.02)              (.02)              (.01)
     Distributions from realized
      gains                                   .00                .00               .00                .00               (.01)
                                    ---------------------------------------------------------------------------------------------
         Total Distributions             $   (.50)          $   (.51)          $  (.53)          $   (.52)          $   (.21)
                                    ---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  10.16           $  10.07           $ 10.04           $   9.39           $  10.07
                                    =============================================================================================
Total Return                             5.96%(A)           5.52%(A)           12.85%(A)        (1.70)%(A)          7.00%(A)(B)

Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                      $47,749            $34,803            $24,055           $11,956            $5,235
     Ratio of net expenses (after
      expense assumption) to average
      net assets                         1.17%(C)           0.96%(C)           0.66%(C)          0.46%(C)           0.12%(B)(C)
     Ratio of net investment income
      to average net assets              4.51%              4.76%              5.11%             5.06%              4.84%(B)
     Portfolio turnover rate             7.91%              7.12%              7.39%            12.46%             26.05%

(A)   Excludes contingent deferred sales charge of 4%.
(B)   Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $60,969, $98,321, $99,757, $87,483, and $21,944. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.32%, 1.29%, 1.22%, 1.46% and 1.71%, respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Montana Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Montana Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods then ended and for the period from inception (August 12, 1993) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montana Tax Free Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1998